Supplement dated October 3, 2008

to the

Prospectus dated September 2, 2008 for Executive Benefits VUL

The following supplemental information should be read in conjunction with the Prospectus dated September 2, 2008 for Executive Benefits VUL, a corporate owned variable universal life insurance policy (the “Policy”) issued by The Guardian Insurance & Annuity Company, Inc. (“GIAC”) through The Guardian Separate Account N and marketed under the name “Executive Benefits VUL.”

This Supplement supersedes and replaces in its entirety the Supplement dated October 2, 2008.

Effective immediately, the RS Asset Allocation VIP Series (referenced on the front cover page and page 28 of the prospectus) and the Fidelity VIP Balanced Portfolio (referenced on page 30 of the prospectus) are not available as underlying mutual funds corresponding to 53 variable investment options offered under the Policy.

GIAC began to offer Executive Benefits VUL on October 15, 2008.

All other provisions of this prospectus shall remain unchanged.

This Supplement should be retained with the Prospectus for future reference

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